UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2021

CERBERUS TELECOM ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39647	98-1556740
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

875 Third Avenue New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 891-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	CTAC.U	The New York Stock Exchange
Class A Ordinary Shares included as part of the units	CTAC	The New York Stock Exchange
Warrants, included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	CTAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement Amendment

On September 21, 2021, Cerberus Telecom Acquisition Corp. (“CTAC”) entered into that certain Second Amendment (the “Second Amendment”) to the Agreement and Plan of Merger (as further amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”) by and among CTAC, King Pubco, Inc. (“Pubco”), a Delaware corporation and wholly owned subsidiary of Cerberus Telecom Acquisition Holdings, LLC (the “Sponsor”), an affiliate of CTAC, King Corp Merger Sub, Inc. (“Corp Merger Sub”), a Delaware corporation and direct, wholly owned subsidiary of the Sponsor, King LLC Merger Sub, LLC (“LLC Merger Sub”), a Delaware limited liability company and direct, wholly owned subsidiary of Pubco, and Maple Holdings Inc. (“KORE”), a Delaware corporation.

Pursuant to the Second Amendment, in order to increase the liquidity of the post-closing public company (“Pubco”) following completion of the business combination, certain preferred stockholders of the ultimate parent company of KORE (the “Electing Holders”), have elected to receive payment consisting of 4,000,000 shares of common stock of Pubco, par value $0.0001 per share (“Pubco Common Stock”) to be issued by Pubco at $10.00 per share, in lieu of receiving cash consideration in the aggregate amount of $40,000,000, which such Electing Holders otherwise would have been entitled to receive. Additionally, in order to facilitate this liquidity enhancing election, the Sponsor, has agreed to contribute 600,000 CTAC Class B Ordinary Shares to CTAC, which shares will be cancelled by CTAC in conjunction with the issuance by Pubco of an additional 600,000 shares of Pubco Common Stock to the Electing Holders pursuant to the terms and upon the conditions set forth in the Second Amendment.

In addition and in connection with the Second Amendment, certain advisors of CTAC and KORE have agreed separately to receive a portion of their fees totaling approximately $2,000,000 in the form of Pubco Common Stock at a price of $10.00 per share, resulting in the issuance of 200,000 additional shares of Pubco Common Stock.

The foregoing description of the Second Amendment is not complete and is qualified in its entirety by reference to the Second Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

Fortress Commitment Letter

KORE has obtained from Fortress Credit Corp. (“Fortress”) a commitment letter (the “Commitment Letter”) pursuant to which Fortress will make additional financing available to KORE, at KORE’s option and subject to certain terms and conditions, for up to $25,000,000 of additional notes under the Indenture to entered into in connection with the backstop financing agreement dated as of July 27, 2021 by and among KORE Wireless Group, Inc., a Delaware corporation and wholly owned subsidiary of KORE, and an affiliate of Fortress. This commitment can be accepted at any time after Closing (as defined in the Merger Agreement) and prior to October 2, 2021, on the terms and subject to the conditions set forth in the Commitment Letter. If accepted, the commitment will remain available until October 31, 2021. Upon entering into definitive documentation after the commitment is accepted, the Sponsor has agreed to contribute 100,000 shares of Pubco Common Stock to LLC Merger Sub post-closing, which shares will be transferred by LLC Merger Sub to Fortress, as a commitment fee, pursuant to the terms and upon the conditions set forth in the Commitment Letter.

Press Release

On September 22, 2021, CTAC and KORE issued a press release announcing, among other things, that the CTAC’s special meeting of its stockholders (the “Special Meeting”), originally scheduled for September 16, 2021 and postponed to September 22, 2021, is being further postponed to September 29, 2021 and will now be held at 10 a.m. Eastern Time on September 29, 2021, in person and virtually by live webcast. The Special Meeting will be held with respect to the previously announced voting proposals. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The option of CTAC’s public shareholders to tender and redeem their shares in connection with the business combination expired at 5:00 p.m., New York City time, on September 14, 2021. CTAC’s public shareholders have until 5:00 p.m. on Tuesday, September 28, 2021 to withdraw their redemptions. As of the date of this Current Report on Form 8-K, taking into account withdrawals of redemptions received by CTAC following the redemption deadline, approximately 86.32% of CTAC’s public shareholders had tendered their shares for redemption.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The Exhibit Index is incorporated by reference herein.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between CTAC and KORE. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Pubco filed a registration statement on Form S-4 with the SEC, which includes a proxy statement of CTAC and a prospectus of Pubco, and CTAC and Pubco will file other documents regarding the proposed transaction with the SEC. A definitive proxy statement/prospectus was sent to the shareholders of CTAC, seeking required shareholder approval. Before making any voting or investment decision, investors and security holders of CTAC are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction.

The documents filed by CTAC and Pubco with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by CTAC with the SEC may be obtained free of charge from CTAC’s website at www.cerberusacquisition.com or upon written request to Cerberus Telecom Acquisition Corp., 875 Third Avenue, New York, NY 10022.

Participants in Solicitation

CTAC and its directors and executive officers may be deemed to be participants in the solicitation of proxies from CTAC’s shareholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is contained in the proxy statement/prospectus. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements Legend

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between CTAC and KORE, including statements regarding the anticipated benefits of the transaction, the anticipated timing of the transaction, the anticipated terms of the transaction and the satisfaction of closing conditions to the transaction. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are projections and other statements about future events that are based on current expectations and assumptions and are not predictions of actual performance, and, as a result, are subject to risks and uncertainties. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of factor probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CTAC and KORE. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of CTAC’s securities, (ii) the risk that the transaction may not be completed by CTAC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by CTAC, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval of the merger agreement by the shareholders of CTAC, the satisfaction of the minimum trust account amount following redemptions by CTAC’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the business combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (vi) the effect of the announcement or pendency of the transaction on KORE business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans and operations of KORE, (viii) the outcome of any legal proceedings that may be instituted against KORE or against CTAC related to the merger agreement or the proposed transaction, (ix) the ability to maintain the listing of CTAC’s securities on The New York Stock Exchange, (x) the price of CTAC’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which CTAC plans to operate, variations in performance across competitors, changes in laws and regulations affecting KORE’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities, and (xii) risks relating to the uncertainty of the projected financial and operational information with respect to KORE. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Pubco’s registration statement on Form S-4 discussed above and other documents filed by CTAC and Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither CTAC nor KORE presently know or that CTAC and KORE currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. CTAC and KORE anticipate that subsequent events and developments will cause CTAC’s and KORE’s assessments to change. Readers are cautioned not to put undue reliance on forward-looking statements, and CTAC and KORE assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither CTAC nor KORE gives any assurance that either CTAC or KORE will achieve its expectations. Accordingly, undue reliance should not be placed upon the forward-looking statements.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to the Agreement and Plan of Merger, dated as of September 21, 2021, by and among Cerberus Telecom Acquisition Corp., King Pubco, Inc., King Corp Merger Sub, Inc., King LLC Merger Sub, LLC and Maple Holdings Inc.

99.1	Press Release of Cerberus Telecom Acquisition Corp. and KORE, dated September 22, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERBERUS TELECOM ACQUISITION CORP.

Dated: September 22, 2021

	By:	/s/ Michael Palmer
Name: Michael Palmer
Title: Authorized Signatory